Exhibit 10.131

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:  130339

AMD_00197775.0

BlackRock Fund Advisors

Attention:  Jenni Lee

400 Howard Street

San Francisco, California 94105

April 12, 2016

Dear Jenni:

Reference is hereby made to the Amendment (MSCI reference: AMD_00061392.0) dated December 16, 2011 (the “Amendment”) to the Index License Agreement for Funds (MSCI reference: IXF_00040) dated March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement, as the case may be.

MSCI and Licensee hereby agree to modify the Amendment as follows:

1.	Effective on the date of this letter, the following two (2) items shall be added to the “Index Information” portion of the table set forth in Section 1 of the Amendment:

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2.

MSCI and Licensee hereby acknowledge and agree that (i) the Amendment erroneously states that it is to the Index License Agreement for Funds “dated as of May 18, 2000” and (ii) the correct date of the Index License Agreement for Funds referred to in the Amendment should be “as of March 18, 2000.”

This letter modifies and operates in conjunction with the Amendment.  Together this letter, the Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that any terms of this letter conflict with any terms of the Amendment or the Agreement, the terms of this letter shall control.  This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

A.N.:  130339

AMD_00197775.0

Please indicate your agreement with the foregoing by countersigning and returning a copy of this letter.

Very truly yours,

MSCI Inc.

By:	/s/ Alex Gil
Name:	Alex Gil
Title:	Executive Director

ACCEPTED AND AGREED: Apr 23, 2016

BlackRock Fund Advisors

By:	/s/ Manish Mehta
Name:	Manish Mehta
Title:	Managing Director